                                                                    EXHIBIT 10.1


                         COMMON STOCK PURCHASE AGREEMENT


         This COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of this 8th day of March, 2000 between SRS Labs, Inc., a Delaware corporation (the "COMPANY"), its wholly owned subsidiary, SRS WOWcast.com, Inc., a Delaware corporation ("SUB"), and Microsoft Corporation, a Washington corporation (the "PURCHASER").

                                    RECITALS

         WHEREAS, concurrently with this Agreement the Company and the Purchaser are entering into a License Agreement.

         WHEREAS, concurrently with this Agreement the Company and Sub are issuing to Purchaser warrants to acquire their common stock, respectively (the "WARRANTS"); and

         WHEREAS, in connection with the Warrants and the License Agreement, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

            AGREEMENT TO PURCHASE AND SELL COMMON STOCK AND WARRANTS

         1.1 AGREEMENT TO PURCHASE AND SELL COMMON STOCK. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser at the Closing (as defined below), and the Purchaser agrees to purchase from the Company at the Closing, shares of its Common Stock, (the "SHARES") for an aggregate purchase price of $5,000,004 at a price per Share equal to $17.21, or 290,529 shares.

         1.2 AGREEMENT TO GRANT A COMPANY WARRANT AND A SUB WARRANT.

                  1.2.1 AGREEMENT TO GRANT THE COMPANY WARRANT. Upon the terms and conditions of this Agreement and the Warrant Agreement by and between the Company and the Purchaser, the Company agrees to grant to the Purchaser and the Purchaser agrees to accept, a Warrant in the form attached hereto as Exhibit A (the "COMPANY WARRANT").

                  1.2.2 AGREEMENT TO GRANT THE SUB WARRANT. Upon the terms and conditions of this Agreement and the Warrant Agreement by and between Sub and the Purchaser, Sub agrees to grant to the Purchaser and the Purchaser agrees to accept, a Warrant in the form attached hereto as Exhibit B (the "SUB WARRANT").

                                    SECTION 2

                             CLOSING DATE; DELIVERY

         2.1 CLOSING DATE. The Closing of the purchase and sale of the Shares hereunder (the "CLOSING") shall be held at the offices of Paul, Hastings, Janofsky & Walker, LLP in Costa Mesa, California one (1) business day after the execution of this Agreement or at such time as the Company and the Purchaser mutually agree (the date of the Closing being hereinafter referred to as the "CLOSING DATE").

         2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares against payment of the aggregate purchase price of $5,000,004 by wire transfer of immediately available funds to an account designated by the Company. The certificate or certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws and referring to restrictions on transfer herein, such legend to be substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.


         The Company agrees to remove the legend set forth in the preceding paragraph upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares are eligible for transfer without registration or qualification under the Securities Act and under any applicable state securities laws.

                                    SECTION 3

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SUB

         The Company and Sub hereby represent and warrant to the Purchaser as follows:

         3.1 ORGANIZATION. The Company and Sub are corporations duly organized and validly existing under the laws of the State of Delaware and each is in good standing under such laws. The Company and Sub have the requisite corporate power to own and operate their properties and assets, and to carry on their business as presently conducted and as proposed to be conducted.


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

         3.2 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement, the LicenseAgreement and the Warrant issued by the Company, the authorization, sale, issuance and delivery of the Shares hereunder, and the performance of the Company's obligations hereunder and under said agreements has been taken. This Agreement, the License Agreement and the Warrant issued by the Company constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof. All corporate action on the part of Sub necessary for the authorization, execution, delivery and performance of this Agreement and the Warrant issued by Sub, the authorization, sale, issuance and delivery of the shares of Sub issuable upon exercise of the Warrant issued thereby, and the performance of Sub's obligations hereunder and under said Warrant has been taken. This Agreement and the Warrant issued by Sub constitute legal, valid and binding obligations of Sub enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Upon their issuance and delivery pursuant to the Warrant issued by Sub, the shares of common stock of Sub issuable under such Warrant will be validly issued, fully paid and nonassessable. The issuance and sale of the shares of Sub issuable under its Warrant will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

         3.3 NO CONFLICT. The execution and delivery of this Agreement, the License Agreement and the Warrants do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of the Certificate of Incorporation or Bylaws of the Company or Sub or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or Sub, their properties or assets, the effect of which could have a material effect on the Company or Sub or their subsidiaries, taken as a whole, or materially impair or restrict the Company's or Sub's power to perform its obligations as contemplated under said agreement.

         3.4 SEC DOCUMENTS. The Company has filed all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since August 8, 1996 (the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined below), none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements as permitted by Form 10Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents (as defined below), neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

         3.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement (the "FILED SEC DOCUMENTS"), since the date of the most recent audited financial statements included in the Filed SEC Documents, Company has conducted its business only in the ordinary course, and there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock,
(ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

         3.6 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company or Sub is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the shares of Sub issuable under its Warrant, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. and applicable state securities laws.

         3.7 LITIGATION. Except as is disclosed in the Filed SEC Documents, there is no suit, action or proceeding pending or affecting the Company or any of its subsidiaries that, individually or in the aggregate, could (i) have a material adverse effect on the Company and its subsidiaries taken as a whole or Sub, (ii) impair the ability of the Company or Sub to perform its obligations under this Agreement, the License Agreement and the Warrants, or (iii) prevent the consummation of any of the transactions contemplated by said agreements, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company or any of its subsidiaries or Sub having, or which, insofar as reasonably can be foreseen in the future have, any such effect.

                                    SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         4.1 ORGANIZATION. The Purchaser is a corporation duly organized and validly existing and in good standing under the laws of the State of Washington, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted.

         4.2 AUTHORITY. All corporate action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement and the License Agreement, and the performance of the Purchaser's obligations hereunder and under the License Agreement, by the Purchaser has been taken. This Agreement and the License Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery of said Agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

         4.3 INVESTMENT. The Purchaser is acquiring the Shares, the Company Warrant and the Sub Warrant, and, upon exercise of the Company Warrant, will acquire the shares of Common Stock issuable upon exercise of the Company Warrant, and, upon exercise of the Sub Warrant, will acquire the shares of common stock of Sub, for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares, the Company Warrant, the Sub Warrant, the share of Common Stock issuable upon exercise of the Company Warrant and the shares of common stock of Sub issuable on exercise of the Sub Warrant, have not been registered under the Securities Act or registered or qualified under any applicable securities laws, by reason of a specific exemption from the registration provisions of the Securities Act or applicable state securities law which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

         4.4 DISCLOSURE OF INFORMATION. The Purchaser has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the Shares, the Company Warrant, the Sub Warrant, the shares of Common Stock issuable upon the exercise of the Company Warrant and the shares of common stock of Sub issuable upon exercise of the Sub Warrant to be purchased or acquired by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company and Sub regarding the terms and conditions of the offering of the Shares and the shares of common stock of Sub and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

         4.5 INVESTMENT EXPERIENCE. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

         4.6 ACCREDITED INVESTOR STATUS. The Purchaser is an "ACCREDITED INVESTOR" within the meaning of Regulation D promulgated under the Securities Act.

         4.7 RESTRICTED SECURITIES. The Purchaser understands that (i) the Shares to be purchased by the Purchaser hereunder and the shares of Common Stock purchased pursuant to the exercise of the Company Warrant, (ii) the shares of common stock of Sub to be purchased pursuant to the exercise of the Sub Warrant and (iii) the Company Warrant and the Sub Warrant are characterized as "RESTRICTED SECURITIES" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company and Sub each is under no obligation to register or qualify under Federal or state securities law any of such securities.

                                    SECTION 5

                    CONDITIONS TO OBLIGATION OF THE PURCHASER

         The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, which may waive any such conditions, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in Section 3 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Purchaser shall have received a certificate signed by a duly authorized officer of Company to such effect on the Closing Date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. The Purchaser shall have received a certificate signed by a duly authorized officer of Company to such effect on the Closing Date.

         5.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

         5.4 NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any Person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock.

         5.5 DUE DILIGENCE. Purchaser shall have complete its due diligence inquiry regarding the Company and Sub to its reasonable satisfaction.

         5.6 LICENSE AGREEMENT, WARRANTS. The Company shall have executed and delivered the License Agreement and the Company Warrant and Sub shall have executed and delivered the Sub Warrant.

         5.7 CONSENTS. All third-party consents, approvals, assignments, waivers, authorizations or other certificates required for the execution of the Agreement and the transactions contemplated hereby or reasonably deemed necessary by Purchaser's legal counsel in form and substance reasonably satisfactory to the Purchaser shall have been obtained.

                                    SECTION 6

                 CONDITIONS TO OBLIGATION OF THE COMPANY AND SUB

         The Company's obligation to sell and issue the Shares and issue the Company Warrant and Sub's obligation to issue its Warrant at the Closing are, at the option of the Company, which may waive any such conditions, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed by a duly authorized officer of the Purchaser to such effect on the Closing Date.

         6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects. The Company shall have received a certificate signed by a duly authorized officer of the Purchaser to such effect on the Closing Date.

         6.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

         6.4 NO LAW PROHIBITING OR RESTRICTING THE SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any person which shall not have been obtained to (i) issue the Shares with full benefits afforded the Common Stock, (ii) issue the shares of common stock of Sub pursuant to the Sub Warrant with full benefits afforded the shares of common stock of Sub or
(iii) grant the Company Warrant or the Sub Warrant (except as otherwise provided in this Agreement).

         6.5 LICENSE AGREEMENT. The Purchaser shall have executed and delivered the License Agreement.

         6.8 CONSENTS. All third-party consents, approvals, assignments, waivers, authorizations or other certificates required for the execution of the Agreement and the transactions contemplated hereby shall have been obtained.

                                    SECTION 7

                                 MISCELLANEOUS

         7.1 BEST EFFORTS. Each of the Company, the Purchaser and Sub shall use its best efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

         7.2 LAW GOVERNING. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof. The exclusive jurisdiction for all actions and proceedings arising out of or relating to this Agreement which are not subject to arbitration pursuant to Section 7.12 shall be in any Delaware state or federal court thereof.

         7.3 SURVIVAL. The representations and warranties in Sections 3 and 4 of this Agreement shall survive the Closing.

         7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         7.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered or contemplated by this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term of such other documents delivered or contemplated by this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         7.6 NOTICES. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is (a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

                  (a)      if to the Company or Sub, to them at:

                           SRS Labs, Inc.
                           2909 Daimler Street
                           Santa Ana, California  92705
                           Facsimile Number  (949) 852-1099
                           Attention:  Chief Operating Officer

                  with a copy to:
                           John F. Della Grotta, Esq.
                           Paul, Hastings, Janofsky & Walker LLP
                           Seventeenth Floor
                           695 Town Center Drive
                           Costa Mesa, California  92626-1924
                           Facsimile Number:  (714) 979-1921


                  (b)      if to the Purchaser, to it at:

                           Microsoft Corporation
                           One Microsoft Way
                           Building 8
                           North Office 2211
                           Redmond, WA  98052
                           Facsimile Number:  (425) 936-7329
                           Attention:  Chief Financial Officer

                  with a copy addressed as set forth above but to the attention of General Counsel, Finance and Operations, and with an additional copy to:


                           Richard B. Dodd, Esq.
                           Preston Gates & Ellis LLP
                           5000 Columbia Center
                           701 Fifth Avenue
                           Seattle, WA 98104-7078
                           Facsimile Number (206) 623-7022

         7.7 BROKERS.

               (a) Neither the Company nor Sub has engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company and Sub hereby agree to indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company or Sub hereunder.

               (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company and Sub from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

         7.8 FEES, COSTS AND EXPENSES. All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement, the License Agreement, the Company Warrant and the Sub Warrant and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

         7.9 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement, the License Agreement, the Company Warrant or the Sub Warrant (or any such agreement in it entirety) is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement (or such other agreements) shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         7.10 FURTHER ASSURANCES. The parties will from time to time subsequent to the Closing, at the respective parties' request and without further consideration, execute and deliver such other documents and instruments, as such requesting party may reasonably request in order to more fully carry out the intentions of the parties under this Agreement and under the documents contemplated by this Agreement (including, without limitation, the License Agreement, the Company Warrant and the Sub Warrant).

         7.11 INITIAL PUBLIC ANNOUNCEMENT. The Company and the Purchaser shall agree on the form and content of the initial public announcement which shall be made concerning this Agreement, the License Agreement, the Company Warrants and the Sub Warrant and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make such public announcement without the consent of the other, except as required by law. It is contemplated that no announcement will be made prior to the execution of this Agreement.

         7.12 ARBITRATION.

               In the event a dispute occurs with respect to any claim, dispute or other matter arising out of or relating to this Agreement, the parties hereto will promptly attempt to settle such dispute through consultation and negotiation in good faith and in a spirit of mutual cooperation. If agreement is reached concerning the resolution of such dispute, then such agreement shall be final, conclusive and binding on the parties hereto. If, on or before the tenth day after written notice of such dispute is given by one party to the other parties, such dispute has not been resolved by the agreement of all the parties, such dispute shall be settled by an expedited arbitration proceeding conducted in accordance with the then-current CPR Non-Administered Arbitration Rules and the Federal Rules of Evidence in Wilmington, Delaware by a panel of three arbitrators who shall have experience relating to the dispute or matter to be resolved. Each of the Company and the holder shall select an arbitrator, and those two arbitrators shall select a third arbitrator. The parties hereto shall provide such arbitrators with such information as may be reasonably requested in connection with the arbitration of such dispute and shall otherwise cooperate with each other and such arbitrators in good faith and with the goal of resolving such dispute as promptly as reasonably practicable. The arbitrators' decision and award with respect to the dispute referred to shall be final and binding on the parties hereto and may be entered in any court with jurisdiction, and the parties hereto shall abide by such decision and award. The cost of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award, as applicable (including, without limitation, attorneys' fees and costs), shall be borne by the unsuccessful party (if any) and shall be awarded as part of the arbitrators' award; provided however, that if the arbitrators do not find one party to be unsuccessful then the cost of the arbitral proceeding shall be paid equally by the parties hereto.


           [the remainder of this page has been intentionally omitted]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       SRS LABS, INC., a Delaware corporation

                                       By: /s/ THOMAS C. K. YUEN
                                           ------------------------------------
                                       Name: Thomas C. K. Yuen
                                       Title: Chairman of the Board and Chief
                                       Executive Officer

                                       SRS WOWCAST, INC., a Delaware corporation

                                       By: /s/ THOMAS C. K. YUEN
                                           ------------------------------------
                                       Name: Thomas C. K. Yuen
                                       Title: Chairman of the Board and Chief
                                       Executive Officer

                                       MICROSOFT CORPORATION, a Washington
                                       corporation

                                       By: /s/ AMAR NEHRU
                                           ------------------------------------
                                       Name: Amar Nehru
                                       Title: Corporate Development
                                              Vice President